SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2005

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 29, 2005, Xcel Energy plans to present financial information at the New York Investor Meeting.

See additional information in the presentation furnished as exhibits in Item 9.01.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.01	New York Investor Meeting Presentation - Executing the Plan.

Exhibit No.	Description
99.02	New York Investor Meeting Presentation - Executing the Operating Company Plans.

Exhibit No.	Description
99.03	New York Investor Meeting Presentation - Executing the Energy Supply Plan.

Exhibit No.	Description
99.04	New York Investor Meeting Presentation - Executing the Regulatory Plan.

Exhibit No.	Description
99.05	New York Investor Meeting Presentation - Executing the Financial Plan.

Exhibit No.	Description
99.06	New York Investor Meeting Presentation - Achieving the Potential.

Exhibit No.	Description
99.07	New York Investor Meeting Presentation - Appendix.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

/s/ BENJAMIN G.S. FOWKE III
Benjamin G.S. Fowke III
Vice President and Chief Financial Officer

November 28, 2005